joint amendment TO

SECURITIES PURCHASE AGREEMENT and

registration rights agreement

This Joint Amendment (the “Amendment”) is entered into as of March 25, 2013, by and between Arno Therapeutics, Inc., a Delaware corporation (the “Company”), and the undersigned Purchasers.

WHEREAS, the Company and the undersigned Purchasers are, together with certain other Purchasers, parties to that certain Securities Purchase Agreement dated November 26, 2012, as previously amended on December 13, 2012 (the “Purchase Agreement”), and that certain Registration Rights Agreement dated November 26, 2012 (the “Registration Rights Agreement”);

WHEREAS, as contemplated by Section 2(b) of the Registration Rights Agreement, the Commission has informed the Company that all of the Registrable Securities (as defined in the Registration Rights Agreement) cannot, as a result of the application of Rule 415 (as defined in the Registration Rights Agreement), be registered for resale as a secondary offering on a single registration statement;

WHEREAS, Section 5.5 of the Purchase Agreement provides that the provisions of the Purchase Agreement may only be waived, modified, supplemented or amended by a written instrument signed by the Company and the Purchasers holding at least two-thirds of the Securities then outstanding;

WHEREAS, Section 6(f) of the Registration Rights Agreement provides that the provisions of the Registration Rights Agreement may only be waived, modified, supplemented or amended by a written instrument signed by the Company and the Purchasers holding at least two-thirds of the Registrable Securities then outstanding;

WHEREAS, the undersigned Purchasers collectively hold (i) with respect to the Purchase Agreement, more than two-thirds of the Securities outstanding, and (ii) with respect to the Registration Rights Agreement, more than two-thirds of the Registrable Securities outstanding; and

WHEREAS, the Company and the undersigned Purchasers desire to (i) permit the Company to pay liquidated damages pursuant to Section 2(d) of the Registration Rights Agreement by issuing additional shares of Common Stock in lieu of cash, and (ii) prioritize the registration of the Series B Warrant Shares.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereby agree as follows:

1. Payment of Liquidated Damages in Comment Stock. A new paragraph (f) to Section 2 of the Registration Rights Agreement shall be, and hereby is, added, as follows:

“(f) Notwithstanding anything to the contrary contained herein, the Company may elect, in its sole discretion, to pay any liquidated damages required by Section 2(d) in cash, shares of Common Stock (“Liquidated Damages Shares”) or any combination thereof. If electing to issue Liquidated Damages Shares, the Company shall, on or before the applicable deadline for payment pursuant to Section 2(d), deliver or cause to be delivered to each Holder: (A) a certificate or certificates representing the number of Liquidated Damages Shares issued to such Holder in payment of liquidated damages, and (B) a certificate setting forth (i) the aggregate amount of liquidated damages owed to such Holder, and (ii) the quotient equal to (a) the portion of such aggregate amount that the Company is electing to pay to such Holder in Liquidated Damages Shares in lieu of cash, divided by (b) thirty cents ($0.30), which quotient, rounded to the nearest whole number, shall represent the number of Liquidated Damages Shares issued to such Holder.”

2. Liquidated Damages Shares as Exempt Issuances. In order to facilitate the foregoing, the definition of “Exempt Issuance” in Section 1.1of the Purchase Agreement is hereby amended and restated in its entirety as follows:

““Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities, (c) Liquidated Damages Shares (as defined in the Registration Rights Agreement, as amended), and (d) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.”

3. Prioritizing the Registration of Series B Warrant Shares. Section 2(c) of the Registration Rights Agreement is hereby amended and restated in its entirety as follows:

“(c) Notwithstanding any other provision of this Agreement and subject to the payment of liquidated damages pursuant to Section 2(d), if the Commission or any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater portion of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced as follows:

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a.	First, the Company shall reduce or eliminate any securities to be included by any Person other than a Holder;

b.	Second, the Company shall reduce Registrable Securities represented by Series A Warrant Shares (applied, in the case that some Series A Warrant Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Series A Warrant Shares held by such Holders);

c.	Third, the Company shall reduce Registrable Securities represented by Conversion Shares (applied, in the case that some Conversion Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Conversion Shares held by such Holders); and

d.	Fourth, the Company shall reduce Registrable Securities represented by Series B Warrant Shares (applied, in the case that some Series B Warrant Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Series B Warrant Shares held by such Holders).

In the event of a cutback hereunder, the Company shall give the Holder at least five (5) Trading Days prior written notice along with the calculations as to such Holder’s allotment. In the event the Company amends the Initial Registration Statement in accordance with the foregoing, the Company will use its best efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended.”

4. Equal Treatment of Purchasers. The following sentence shall be added to the end of Section 4.14 of the Purchase Agreement:

“Notwithstanding anything to the contrary contained herein, the amendment of certain Debentures to provide for the accrual of interest thereunder shall not be a violation of this Section 4.14, provided that any such amendment must be offered on equal terms to all Debenture holders.”

5. Miscellaneous. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Purchase Agreement. Except as amended or modified by this Amendment, the parties hereby confirm all other terms and provisions of each of the Purchase Agreement and the Registration Rights Agreement. This Amendment may be executed in any number of counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Joint Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

Arno Therapeutics, inc.

By:
Name: Glenn R. Mattes
Title: President & Chief Executive Officer

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SIGNATURE PAGES FOR PURCHASERS FOLLOW]

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[PURCHASER SIGNATURE PAGES TO

JOINT AMENDMENT TO

SECURITIES PURCHASE AGREEMENT AND

REGISTRATION RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Joint Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGES CONTINUE]